UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) April 29, 2026 (April 27, 2026)

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827		38-3519512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Village Center Drive,	Van Buren Township,	Michigan	48111
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	VC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.    Entry into a Material Definitive Agreement.

On April 27, 2026, Visteon Corporation (the “Company”) entered into Amendment No. 8 to Credit Agreement & Agency Transfer Agreement (the “Amendment”) to its credit agreement, dated as of April 9, 2014 (as amended by that certain Waiver and Amendment No. 1 to Credit Agreement, dated as of March 25, 2015, Amendment No. 2 to Credit Agreement, dated as of March 24, 2017, Amendment No. 3 to Credit Agreement, dated as of November 14, 2017, Amendment No. 4 to Credit Agreement, dated as of May 30, 2018, Amendment No. 5 to Credit Agreement, dated as of December 19, 2019, Amendment No. 6 to Credit Agreement, dated as of July 19, 2022 and Amendment No. 7 to Credit Agreement, dated June 28, 2023, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended by the Amendment, the “Credit Agreement”) with Citibank, N.A., as the former administrative agent under the Existing Credit Agreement (the “Former Administrative Agent”), Bank of America, N.A., as successor administrative agent under the Credit Agreement (the “Administrative Agent”), certain subsidiaries of the Company as guarantors party thereto and certain lenders and issuing banks party thereto. The Amendment provides for, among other things, (i) the replacement and extension of the existing revolving credit facility with a new revolving credit facility (the “Refinancing Revolving Facility” and any loans made pursuant thereto, “New Revolving Credit Loans”) in an aggregate principal amount of $400,000,000, (ii) the refinancing of the Term Loans (as defined in the Existing Credit Agreement) with a new term loan “A” facility (the “Refinancing Term Facility” and, together with the Refinancing Revolving Facility, the “Refinancing Facilities”; the loans made pursuant to the Refinancing Term Facility, the “New Term Loans” and together with the New Revolving Credit Loans, the “New Loans”) in an aggregate principal amount of $300,000,000, (iii) the replacement of the Former Administrative Agent with the Administrative Agent under the Credit Agreement and (iv) additional flexibility for the Company and its subsidiaries under certain covenants in the Credit Agreement.

At the Company’s option, New Loans may be maintained from time to time at an interest rate equal to the applicable domestic rate (“Base Rate”) plus an applicable margin, or the SOFR-based rate (“SOFR Rate”) plus an applicable margin. The applicable margin will range from 1.00% to 1.75% on SOFR Rate loans and from 0.00% to 0.75% on Base Rate loans, based on the Company’s Total Gross Leverage Ratio (as defined in the Credit Agreement) from time to time. The Company will also pay a commitment fee between 0.15% and 0.25%, payable quarterly, on the average daily unused amount of the Refinancing Revolving Facility based on the Company’s Total Gross Leverage Ratio from time to time. New Revolving Credit Loans, at the Company’s option, may also be denominated in Euro or Pounds Sterling, and such loans will be maintained at an interest rate equal to the applicable benchmark rate as described in the Credit Agreement plus an applicable margin ranging from 1.00% to 1.75% based on the Company’s Total Gross Leverage Ratio from time to time.

Additionally, the Company can receive an interest rate adjustment of up to 0.05% and a commitment fee adjustment of up to 0.01%, in each case, under the Credit Agreement based on its fiscal year performance with respect to a ratio of (a) the total carbon emissions (measured in metric tons CO2e) of certain major manufacturing sites, warehouses and major technical centers of the Company and its subsidiaries, to (b) the Consolidated Revenue (as defined in the Credit Agreement) of the Company and its subsidiaries.

Up to $75,000,000 of the Refinancing Revolving Facility is available for the issuance of letters of credit, denominated in Dollars, Euro or Pounds Sterling, and any such issuance of letters of credit will reduce the amount available for New Revolving Credit Loans. Up to $40,000,000 of the Refinancing Revolving Facility is available for swing line advances, and any such swing line advances will reduce the amount available for New Revolving Credit Loans. The Company may request an increase in the limit under the Refinancing Revolving Facility and/or the Refinancing Term Facility.

Subject to certain exceptions, the Refinancing Facilities shall mature on April 27, 2031 (the “Maturity Date”). Prior to the Maturity Date, the Refinancing Term Facility will amortize in equal quarterly installments (commencing on September 30, 2026) in an aggregate annual amount equal to 5.00% of the original principal amount of the Refinancing Term Facility. New Revolving Credit Loans

and the outstanding balance of the New Term Loans are due and payable in full on the Maturity Date. Outstanding borrowings under the Refinancing Facilities are prepayable without penalty at any time.

The Credit Agreement requires the Company and its subsidiaries to comply with customary affirmative and negative covenants, including a financial covenant for the benefit of the lenders under the Refinancing Facilities, and contains customary events of default. Pursuant to such financial covenant, the Company may not permit the Total Net Leverage Ratio (as defined in the Credit Agreement) as of the last day of a test period to exceed 3:50:1:00, subject to an increase to 4.00:1.00 for three full fiscal quarters following a material acquisition.

All obligations under the Credit Agreement and obligations in respect of certain cash management services and swap agreements with the lenders and their affiliates are (i) unconditionally guaranteed by certain of the Company’s subsidiaries and (ii) secured by a first-priority perfected lien (subject to certain exceptions) in substantially all of the property of the Company and the subsidiaries party to the security documents, subject to certain limitations. The Credit Agreement provides for the release of such liens in the event the Company receives and maintains specified corporate or corporate family ratings and certain other conditions are met.

The foregoing summary of the Amendment, including the Credit Agreement, does not purport to be complete and is qualified in its entirety by reference to the copy of the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

10.1
Amendment No. 8 to Credit Agreement & Agency Transfer Agreement, dated as of April 27, 2026, by and among Visteon Corporation, certain subsidiaries of Visteon Corporation as guarantors party thereto, each of the lenders and issuing banks party thereto, Citibank, N.A., as the former administrative agent, and Bank of America, N.A., as the successor administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

By:	/s/Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and Chief Legal Officer

Date: April 29, 2026
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